UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2012

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 18, 2012, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion (the “Opinion”) to SLM Corporation (the “Company”) in connection with the public offering of $350,000,000 aggregate principal amount of the Company’s 6.00% Fixed Rate Medium Term Notes, Series A Due 2017. The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-178087), in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated June 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: June 18, 2012	By:	/s/ Eric Watson

Eric Watson
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated June 18, 2012